UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 3, 2005 (October 3, 2005)

BANCORPSOUTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Mississippi	1-12991	64-0659571

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
     Item 2.02. Results of Operations and Financial Condition.
     On October 3, 2005, BancorpSouth, Inc. issued a press release announcing a preliminary estimate of the third-quarter impact from Hurricane Katrina. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 7 — Regulation FD
      Item 7.01. Regulation FD Disclosure.
     On October 3, 2005, BancorpSouth, Inc. issued a press release announcing a preliminary estimate of the third-quarter impact from Hurricane Katrina. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 9 – Financial Statements and Exhibits
      Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.
           Exhibit 99.1      Press Release issued on October 3, 2005, by BancorpSouth, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ L. Nash Allen, Jr.
L. Nash Allen, Jr.
Treasurer and Chief Financial Officer

Date: October 3, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on October 3, 2005, by BancorpSouth, Inc.